AMENDMENT NO. 3 TO CREDIT AGREEMENT


         AMENDMENT dated as of June 30, 1998 to the $350,000,000 Credit Agreement dated as of March 19, 1997 as heretofore amended (the "Credit Agreement") among POLAROID CORPORATION (the "Company"), the BANKS party thereto (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent") and BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), as Co-Agent.

         WHEREAS, the Company is taking steps in cooperation with its dealers to reduce their levels of inventory and expects that such steps will reduce its Consolidated EBIT for the second Fiscal Quarter of 1998 and, as a result, affect its trailing four-quarter Consolidated EBIT at the end of said second Fiscal Quarter and each of the following three Fiscal Quarters;

         WHEREAS, the Company wishes to amend Section 5.07 of the Credit Agreement to lower the required ratio of Consolidated EBIT to Consolidated Interest Expense for the trailing four-quarter periods ending on June 30, September 30 and December 31, 1998; and

         WHEREAS, the Company (i) expects that various factors, including the foregoing reduction in its Consolidated EBIT and the establishment of a reserve for its Russian receivables, will increase its leverage ratio and (ii) wishes to amend Section 5.08 of the Credit Agreement to increase the maximum leverage ratios permitted during the last seven months of 1998;

         NOW, THEREFORE, the undersigned parties agree as follows:

         SECTION 1. Defined Terms, References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. Interest Coverage Ratio. Section 5.07 of the Credit Agreement is amended to read in full as follows:


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         SECTION 5.07. Interest Coverage Ratio. (a) At the end of each Fiscal
Quarter, the ratio of (i) Consolidated EBIT to (ii) Consolidated Interest Expense, in each case for the period of four consecutive Fiscal Quarters then ended, will not be less than the ratio specified in the following table for the date on which such period ends:

                           Date                         Ratio
         On or before March 31, 1998                    2.5 to 1
         June 30, 1998                                  1.75 to 1
         September 30, 1998                             2.0 to 1
         December 31, 1998                              2.25 to 1
         On and after March 31, 1999                    2.5 to 1

         SECTION 3. Leverage Ratio. Section 5.08 of the Credit Agreement is amended to read in full as follows:

                  SECTION 5.08. Leverage Ratio. The ratio of (i) Consolidated Debt to (ii) Consolidated Adjusted Net Worth will not, at any time during any period listed below, exceed the ratio specified for such period below:


                           Period                       Ratio
         On or before May 31, 1998                      1.25 to 1
         June 1, 1998 through September 29, 1998        1.40 to 1
         September 30, 1998 through December 30, 1998   1.35 to 1
         On and after December 31, 1998                 1.25 to 1

         SECTION 4. Waiver. The undersigned Lenders waive any Default that may have existed under Sections 5.01(e), 5.07 and 5.08 of the Credit Agreement prior to the effectiveness of this Amendment, to the extent that such Default would not have existed if this Amendment had become effective on June 1, 1998.

         SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.


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         SECTION 6. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when the Agent shall have received from each of the Company and the Required Banks either a counterpart hereof signed by such party or facsimile or other written confirmation that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                              POLAROID CORPORATION

                              By:   /s/ Ralph M. Norwood
                                    -------------------------------------
                                    Title: V.P. & Treasurer


                              MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK

                              By:   /s/ John M. Mikolay
                                    -------------------------------------
                                    Title: Vice President


                              ABN AMRO BANK N.V., BOSTON BRANCH

                              By:   /s/ Bruce W. Swords
                                    -------------------------------------
                                    Title: Vice President


                              By:   /s/ James S. Adelsheim
                                    -------------------------------------
                                    Title: Vice President


                              BANKBOSTON, N.A.  F/K/A
                                  THE FIRST NATIONAL BANK OF BOSTON

                              By:   /s/
                                    -------------------------------------
                                    Title: Vice President

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                              BANK OF TOKYO-MITSUBISHI TRUST
                                  COMPANY

                              By:   /s/ Michael Cronin
                                    -------------------------------------
                                    Title: Vice President & Manager


                              CREDIT LYONNAIS, NEW YORK BRANCH

                              By:   /s/ Mary E. Collier
                                    -------------------------------------
                                    Title: First Vice President and Manager


                              DEUTSCHE BANK AG, NEW YORK AND/OR
                                  CAYMAN ISLANDS BRANCHES

                              By:   /s/ Stephan A. Weidemann
                                    -------------------------------------
                                    Title: Director

                              By:   /s/ Hans-Josef Thiele
                                    -------------------------------------
                                    Title: Director


                              THE FIRST NATIONAL BANK OF CHICAGO

                              By:   /s/ Robert McMillan
                                    -------------------------------------
                                    Title: Corporate Banking Officer


                              ROYAL BANK OF CANADA

                              By:
                                    -------------------------------------
                                    Title:


                              THE SUMITOMO BANK, LIMITED,
                                  NEW YORK BRANCH

                              By:   /s/ John C. Kissinger
                                    -------------------------------------
                                    Title: General Manager



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

                              WACHOVIA BANK, N.A.

                              By:   /s/ John Rafferty
                                    -------------------------------------
                                    Title: Senior Vice President


                              FLEET NATIONAL BANK

                              By:
                                    -------------------------------------
                                    Title:


                              MELLON BANK, N.A.

                              By:   /s/ Jane Westrich
                                    -------------------------------------
                                    Title: Vice President


                              NATIONSBANK, N.A.

                              By:   /s/ Susan Timmerman
                                    -------------------------------------
                                    Title:


                              PNC BANK, NATIONAL ASSOCIATION

                              By:   /s/ Donald V. Davis
                                    -------------------------------------
                                    Title: Vice President

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